UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 7, 2005
                                                         -----------------

                      In Veritas Medical Diagnostics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Colorado                         000-49972                 84-15719760
----------------------------     -------------------------    -----------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
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              (Address of principal executive offices and Zip Code)


               Registrant's telephone number, including area code:
                               011-44-1463-667347
                               ------------------

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725
               --------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement

                      Standby Equity Distribution Agreement
                      -------------------------------------

On September 7, 2005, In Veritas Medical Diagnostics, Inc. (the "Company") entered into a Standby Equity Distribution Agreement (the "Distribution Agreement") with Cornell Capital Partners LP ("Cornell") providing for the sale and issuance to Cornell of up to $10,000,000 of Common Stock over a period of up to 24 months after the signing of the Distribution Agreement. Under the Distribution Agreement, the Company may sell to Cornell up to $500,000 in shares of its common stock (the "Common Stock") once every five trading days at a price of 97% of the lowest closing bid price (as reported by Bloomberg L.P.), of the Common Stock on the principal market where the Common Stock is traded for the five consecutive trading days following a notice by the Company to Cornell of its intention to sell shares. The Company will also pay a 5% commitment fee upon each sale of shares under the Distribution Agreement. Cornell has agreed not to short any of the shares of Common Stock.

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The Company has agreed to file a registration  statement  registering the Common
Stock issuable upon sales under the Distribution Agreement and no sale will be made to Cornell unless and until such registration statement has been declared effective.

In connection with the Distribution Agreement, the Company has issued to Cornell 472,000 shares of Common Stock as a commitment fee. It also issued to Monitor Capital, Inc., a registered broker dealer, 28,000 shares of Common Stock as compensation for its services as the exclusive placement agent for the sale of the Common Stock under the Distribution Agreement.

                       18% Secured Convertible Debentures
                       ----------------------------------

Also on September 7, 2005, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with Montgomery Equity Partners Ltd. ("Montgomery"), an affiliated fund of Cornell, providing for the sale by the Company to Montgomery of its 18% secured convertible debentures in the aggregate principal amount of $750,000 (the "Debentures") of which $300,000 was funded on September 7, 2005; $200,000 shall be funded two business days prior to the Company's completion of its audited financial statements for the fiscal year ended July 31, 2005, and; $250,000 shall be funded within five business days of the date the Registration Statement (as defined below) is declared effective by the SEC. Under the Purchase Agreement, the Company also issued to Montgomery three-year warrants (the "Warrants") to purchase 350,000 shares of Common Stock at $0.001 per share.

In addition to the foregoing, the Company entered into a Securities Purchase Agreement (the "Accredited Investor Purchase Agreement") with the investors in its April 2005 financing (the "Accredited Investors") pursuant to which the Accredited Investors agreed to exchange the securities that they purchased in such financing for an aggregate of $556,500 principal amount of Debentures. Specifically, the Accredited Investors agreed to exchange an aggregate of 863,845 units (the "Units"), as well as a warrant to purchase an additional Unit for an aggregate of $556,500 principal amount of Debentures. Each Unit consisted of one share of 5% convertible preferred stock of the Company, $.001 par value per share, and one warrant to purchase one share of the Company's common stock.

The Debentures mature on the first anniversary of the date of issuance and bear interest at the annual rate of 18% in cash. The Company is required to make monthly interest payments commencing on October 7, 2005, and to make monthly principal payments commencing on March 7, 2006.

Holders may convert, at any time, the principal amount outstanding under the Debentures into shares of Common Stock, at a conversion price per share equal to $0.144, subject to adjustment. Upon three-business day advance written notice, the Company may redeem the Debentures, in whole or in part. In the event that the closing bid price of the Common Stock on the date that the Company provides advance written notice of redemption or on the date redemption is made exceeds the conversion price then in effect, the redemption will be calculated at 112% of the Debentures' face value.

In connection with the Purchase Agreement and the Accredited Investor Purchase Agreement, the Company also entered into registration rights agreements (the "Registration Rights Agreements") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange
Commission registering the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants. The Company is obligated to file the Registration Statement no later than 30 days from the date of closing and to use its best efforts to cause the Registration Statement to be declared effective no later than 90 days after filing and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants have been sold. In the event of a default of its obligations under the Registration Rights Agreements, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than 30 days from the date of closing, or if the Registration Statement is not declared effective within 90 days of filing, it is required pay to Montgomery and the Accredited Investors, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

The Company's obligations under the Purchase Agreement and the Accredited Investor Purchase Agreement are secured by substantially all of the Company's assets. In addition, the Accredited Investors entered into an Intercreditor Agreement with Montgomery whereby Montgomery shall be a secured party pursuant to the UCC-1 filed on behalf of Montgomery and shall be superior to the Accredited Investors as if Montgomery's UCC-1 was filed before any and all of the Accredited Investor's liens. As further security for its obligations under the Purchase Agreement and the Accredited Investor Purchase Agreement, the Company has deposited into escrow 25,685,000 shares of Common Stock.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of a secured loan obligation by the Company.


Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the transactions pursuant to which the Company issued Common Stock, Debentures and Warrants. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

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


Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits


Exhibit Number                    Description
------------------- ------------------------------------------------------------

4.1   Secured Convertible Debenture issued to Montgomery dated September 7, 2005

4.2   Warrant issued to Montgomery dated September 7, 2005

4.3   Form of Convertible Debenture dated September 7, 2005

10.1 Investor Registration Rights Agreement dated September 7, 2005 by and between the Company and Montgomery

10.2 Pledge and Escrow Agreement dated September 7, 2005 by and among the Company, Montgomery and David Gonzalez as escrow agent

10.3 Securities Purchase Agreement dated September 7, 2005 by and between the Company and Montgomery

10.4 Security Agreement dated September 7, 2005 by and between the Company and Montgomery

10.5 Standby Equity Distribution Agreement dated September 7, 2005 by and between the Company and Cornell

10.6 Registration Rights Agreement dated September 7, 2005 by and between the Company and Cornell

10.7 Intercreditor Agreement dated September 7, 2005 by and among the Company, Montgomery and the investors identified in Schedule I thereto.

10.8 Investor Registration Rights Agreement dated September 7, 2005 by and between the Company and the investors identified thereto.

10.9 Securities Purchase Agreement dated September 7, 2005 by and between the Company and the investors identified thereto.

10.10 Security Agreement dated September 7, 2005 by and between the Company and the investors identified thereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

In Veritas Medical Diagnostics, Inc.




Date: September 13, 2005                                 /s/ John Fuller
                                                         ------------------
                                                         John Fuller
                                                         Chief Executive Officer



                                  End of Filing

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